Gasco
-------
Energy


For Immediate Release on, Tuesday, May 9, 2006
                    GASCO ENERGY ANNOUNCES FIRST QUARTER 2006
                        FINANCIAL AND OPERATIONAL RESULTS

      -  REVENUE GROWTH OF 465%
      -  OIL AND GAS SALES OF $5.9 MILLION
      -  RECORD OPERATING CASH FLOW OF $1.1 MILLION
      -  PRODUCTION GROWTH OF 512% QUARTER-OVER-QUARTER AND 16% SEQUENTIALLY

DENVER - May 9, 2006 - (PRNewswire) - Gasco Energy (AMEX: GSX) today reported its financial and operating results for the quarter ended March 31, 2006.

Financial Results
For the first quarter 2006, Gasco reported a net loss attributable to common shareholders of $0.2 million, or breakeven results of $0.00 per share, as compared to a net loss for the same period in 2005 of $1.7 million, or $0.02 per share. All per share figures are basic and diluted. Included in the quarter's G&A expense is $1.0 million in expenses related to the adoption of FAS 123R which requires public companies to expense employee share-based compensation, a non-cash item, each quarter.

Total revenues grew by 465% to a company-record $7.3 million, as compared to $1.3 million in the first quarter 2005. The growth in total revenue is attributed to increased natural gas production and higher prices received for sales of the company's natural gas.

Oil and gas sales for the first quarter 2006 were $5.9 million as compared to $0.8 million for the same period in 2005, an increase of 649%. Gathering revenues grew to $0.5 million from $0.1 million in 2005. The revenue growth is attributed to increased natural gas throughput.

Gasco's total assets were $205.4 million at March 31, 2006, up 75% from $117.3 million at March 31, 2005. Cash and investments were $70.4 million as compared to $46 million in the same period in 2005. Working capital at March 31, 2006 was $73.4 million versus $45.4 million at March 31, 2005. Net cash provided by operating activities for the first quarter 2006 was a record $1.1 million as compared to a deficit of $0.5 million in the year-ago period.

Record Quarterly Production
Estimated  cumulative  net  production  for the quarter ended March 31, 2006 was
901.0 million cubic feet of natural gas equivalents, an increase of 16% over fourth quarter 2005 production of 776.1 MMcfe, and 512% above first quarter 2005's production of 147.1 MMcfe. Net production increases are attributed to the completion of new wells and behind-pipe recompletions partially offset by normal production declines in existing wells. Net production for the quarter was 6% higher than volumes reported in the company's operations update dated April 10, 2006.

For the first quarter of 2006, the average price received for sales of Gasco's natural gas and liquids was $6.50 per Mcf and $57.08 per barrel of liquid hydrocarbons. This compares to $5.19 per Mcf and $49.58 per barrel for the same period in 2005. The company has no hedges in place.

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Conference Call
A conference call with investors, analysts and other interested parties is scheduled for 11:00 a.m. EDT on Wednesday, May 10, 2006 to discuss first quarter 2006 financial and operating results. You are invited to listen to the call which will be broadcast live over the Internet at www.gascoenergy.com.

       Date:    Wednesday, May 10, 2006

       Time:    11:00 a.m. EDT
                10:00 a.m. CDT
                 9:00 a.m. MDT
                 8:00 a.m. PDT

       Call:    (866) 392-4171 (US/Canada) and (706) 634-6345 (International),
                 passcode 8486202

       Internet: Live and rebroadcast over the Internet: log on to www.gascoenergy.com


Replay: Available through Friday, May 12 at (800) 642-1687 (US/Canada) and (706)
645-9291   (International)   using   passcode   8486202   and  for  30  days  at
www.gascoenergy.com


         [Financial and Operational Tables Accompany this News Release]

                      The notes accompanying the financial
                       statements are an integral part of
                           the consolidated financial
                         statements and can be found in
                        Gasco's filing on Form 10-Q dated
                                  May 9, 2006.

About Gasco Energy
Gasco Energy, Inc. is a Denver-based natural gas and oil exploitation and development company that focuses on natural-gas-rich prospects in the Rocky Mountain area of the United States. The Company currently is active in the Uinta Basin in Utah and controls acreage in the Greater Green River Basin of Wyoming. To learn more, visit www.gascoenergy.com.

Forward-looking statements
Certain statements set forth in this press release relate to management's future plans, objectives and expectations. Such statements are forward-looking within the meanings of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release, including, without limitation, statements regarding the Company's future financial position, potential resources, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "project," "estimate," "anticipate," "believe," or "continue" or the negative thereof or similar terminology. Although any forward-looking statements contained in this press release are to the knowledge or in the judgment of the officers and directors of the Company, believed to be reasonable, there can be no assurances that any of these expectations will prove correct or that any of the actions that are planned will be taken. Forward-looking statements involve known and unknown risks and uncertainties that may cause the Company's actual performance and financial results in future periods to differ materially from any projection, estimate or forecasted result. Some of the key factors that may cause actual results to vary from those the Company expects include inherent uncertainties in interpreting engineering and reserve or production data; operating hazards; delays or cancellations of drilling operations because of weather and other natural and economic forces; fluctuations in oil and natural gas prices in response to changes in supply; competition from other companies with greater resources; environmental and other government regulations; defects in title to properties; increases in the Company's cost of borrowing or inability or unavailability of capital resources to fund capital expenditures; and other risks described under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2006.

Contact for Gasco Energy, Inc.: Investor Relations: 303-483-0044

                                     --30--


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                                                             GASCO ENERGY, INC.
                                                        CONSOLIDATED BALANCE SHEETS
                                                                (Unaudited)


                                                                        March 31,            December 31,
                                                                           2006                  2005
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                            $40,408,462           $62,661,368
  Restricted investment                                                  3,575,000            10,139,000
  Short-term investments                                                30,000,000            15,000,000
  Accounts receivable
     Joint interest billings                                             3,065,919             1,792,038
     Revenue                                                             2,412,480             3,115,154
  Inventory                                                              4,572,897             1,182,982
  Prepaid expenses                                                         543,137               645,554
                                                                       -----------           --- -------
          Total                                                        84,577,895            94,536,096
                                                                       -----------           ----------

PROPERTY, PLANT AND EQUIPMENT, at cost
  Oil and gas properties (full cost method)
     Proved mineral interests                                           95,796,379            83,972,300
     Unproved mineral interests                                         13,892,137            13,323,712
  Wells in progress                                                      2,868,283                     -
  Gathering assets                                                       6,243,162             4,831,050
  Equipment                                                              5,306,332             5,148,388
  Furniture, fixtures and other                                            229,857               175,607
                                                                       -----------           -----------
           Total                                                       124,336,150           107,451,057
  Less accumulated depreciation, depletion and amortization            (9,805,274)           (6,986,662)
                                                                       -----------           -----------
           Total                                                      114,530,876           100,464,395
                                                                      ------------          -----------

OTHER ASSETS
  Restricted investment                                                  3,602,243             3,565,020
  Deferred financing costs                                               2,519,919             2,634,461
  Debt issuance costs                                                      208,051                     -
                                                                        ----------             ---------
           Total                                                         6,330,213             6,199,481
                                                                        ----------             ---------

TOTAL ASSETS                                                         $ 205,438,984         $ 201,199,972
                                                                     =============         =============



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                                                             GASCO ENERGY, INC.
                                                  CONSOLIDATED BALANCE SHEETS (continued)
                                                                (Unaudited)

                                                                                  March 31,              December 31,
                                                                                    2006                     2005
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                               $1,167,045              $ 907,772
  Revenue payable                                                                 1,326,593              1,658,141
  Advances from joint interest owners                                             3,076,101              2,476,080
  Accrued interest                                                                1,737,849                844,098
  Accrued expenses                                                                3,843,141              2,571,047
                                                                                -----------              ---------
           Total                                                                11,150,729               8,457,138
                                                                                -----------              ---------
NONCURRENT LIABILITIES
   5.5% Convertible Senior Notes                                                 65,000,000             65,000,000
   Asset retirement obligation                                                      243,669                223,947
   Deferred rent expense                                                             78,343                 78,727
                                                                                 ----------             ----------
       Total                                                                     65,322,012             65,302,674
                                                                                 ----------             ----------

STOCKHOLDERS' EQUITY
  Series B Convertible Preferred stock - $.001 par value; 20,000 shares authorized; 763 shares issued and outstanding with a liquidation
    preference of $335,720 in 2005                                                        -                      1
  Common stock - $.0001 par value; 300,000,000 shares authorized;
     85,675,256 shares issued and 85,601,556 outstanding in 2006
     85,041,492 shares issued and 84,967,792 shares outstanding in 2005               8,572                  8,504
  Additional paid in capital                                                    158,800,349            157,540,755
  Deferred compensation                                                                   -              (443,579)
  Accumulated deficit                                                          (29,712,383)           (29,535,226)
  Less cost of treasury stock of 73,700 common shares                             (130,295)              (130,295)
                                                                               ------------            -----------
           Total                                                               128,966,243             127,440,160
                                                                               ------------            -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                   $ 205,438,984           $ 201,199,972
                                                                             =============-          =============



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                               GASCO ENERGY, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                                           Three Months Ended
                                                               March 31,
                                                    ---------------------------------------
                                                          2006                       2005

REVENUES
  Gas                                               $  5,697,115                $  714,732
  Oil                                                    232,562                    76,795
  Gathering                                              483,139                   133,767
  Interest income                                        846,706                   360,053
                                                       ---------                 ---------
          Total                                        7,259,522                 1,285,347
                                                       ---------                 ---------

OPERATING EXPENSES
  Lease operating                                        530,015                   156,432
  Gathering operations                                   387,793                   224,747
  Depletion, depreciation and amortization             2,826,542                   372,236
  General and administrative                           2,684,036                 1,223,798
  Interest expense                                     1,008,293                 1,008,262
                                                       ---------                 ---------
           Total                                       7,436,679                 2,985,475
                                                       ---------                 ---------

NET LOSS                                               (177,157)               (1,700,128)
Preferred stock dividends                                (1,393)                   (7,162)
                                                       ---------                ----------

NET LOSS ATTRIBUTABLE TO COMMON
   STOCKHOLDERS                                      $ (178,550)             $ (1,707,290)
                                                      ==========               ===========


NET LOSS PER COMMON SHARE - BASIC AND DILUTED          $  (0.00)                 $  (0.02)
                                                       =========                 =========

WEIGHTED AVERAGE COMMON SHARES
       OUTSTANDING - BASIC AND DILUTED                84,643,556                70,042,691
                                                      ==========                ==========



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                               GASCO ENERGY, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)
                                                                                            Three Months Ended
                                                                                                March 31,
                                                                                  -----------------------------------
                                                                                     2006                    2005
CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                                           $(177,157)        $ (1,700,128)
  Adjustment to reconcile net loss to net cash used in operating activities
     Depreciation, depletion and impairment expense                                   2,821,205              369,596
     Accretion of asset retirement obligation                                             5,338                2,640
     Stock compensation                                                                 989,417              125,400
    Amortization of deferred rent                                                         (384)               13,735
    Amortization of deferred financing costs                                            114,542              114,542
     Changes in operating assets and liabilities:
        Accounts receivable                                                           (571,207)            (534,959)
      Inventory                                                                     (3,389,915)            (498,282)
      Prepaid expenses                                                                  102,417              126,403
        Accounts payable                                                                259,273          (1,136,233)
      Revenue payable                                                                 (331,548)               75,213
      Advances from joint interest owners                                               600,021              333,535
        Accrued interest                                                                893,751              893,750
        Accrued expenses                                                              (211,664)            1,294,736
                                                                                    -----------          -----------
                Net cash provided by (used in) operating activities                   1,104,089            (520,052)
                                                                                    -----------          -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash paid for furniture, fixtures and other                                          (56,843)             (44,522)
  Cash paid for acquisitions, development and exploration                          (15,174,942)          (6,639,094)
  Proceeds from property sales                                                                -              828,102
  Increase in short-term investments                                               (15,000,000)                    -
  Proceeds from sale of short-term investments                                                -            5,000,000
  Cash designated as restricted                                                        (37,223)            (105,617)
  Cash undesignated as restricted                                                     6,564,000                    -
                                                                                   ------------           ----------
               Net cash used in investing activities                               (23,705,008)            (961,131)
                                                                                   ------------           ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Preferred dividends                                                                   (1,393)              (6,809)
  Exercise of options to purchase common stock                                          557,457                    -
  Cash paid for debt issuance costs                                                   (208,051)                    -
                                                                                      ---------            ---------
  Net cash provided by (used in) financing activities                                   348,013              (6,809)
                                                                                      ---------            ---------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                          (22,252,906)          (1,487,992)

CASH AND CASH EQUIVALENTS:

    BEGINNING OF PERIOD                                                              62,661,368           25,717,081
                                                                                   ------------           ----------

    END OF PERIOD                                                                  $ 40,408,462         $ 24,229,089
                                                                                   ============         ============



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